                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


EQUITY INVESTOR FUND          This Fund was created to provide investors with
SECOND EXCHANGE SERIES        the opportunity to invest in a fixed portfolio
AT&T SHARES                   consisting of shares of AT&T common stock and
(A UNIT INVESTMENT            shares of common stock of the regional holding
TRUST)                        companies created pursuant to its Plan of
------------------------------Reorganization. The value of the Securities and
-- MONTHLY INCOME             therefore the value of Units of the Fund may be
-- PROFESSIONAL SELECTION     expected to fluctuate with changes in the values
-- DIVERSIFICATION            of stocks in general and of telephone company
-- REINVESTMENT OPTION        stocks in particular. The payment of dividends and
                              preservation of capital depend upon several factors including the financial condition of these issuers and general economic conditions.
                              Therefore, there is no assurance that the past rate of income will be maintained in the future.
                              Minimum purchase in individual transactions: One
                              Unit.



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
                               PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
SPONSORS:                      UNLESS ACCOMPANIED BY EQUITY INCOME FUND
Merrill Lynch,                 PROSPECTUS PART B.
Pierce, Fenner & Smith         INVESTORS SHOULD READ BOTH PARTS OF THIS
Incorporated                   PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Salomon Smith Barney Inc.      REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                   1-800-221-7771.
Dean Witter Reynolds Inc.      PROSPECTUS DATED OCTOBER 2, 1998.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal bond portfolios
o Corporate bond portfolios
o Government bond portfolios
o Equity portfolios
o International bond and equity portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

The Portfolio contains 10 common stocks issued by telecommunications companies. The Fund was created on December 6, 1983. Investing in the Portfolio, rather than in only one or two of the underlying stocks, is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry.

FRACTIONAL INTERESTS PER UNIT

Each Unit represents the following percentages of one share of each of the issuers:


SBC Communications                                   175.8%
Bell Atlantic Corporation                            139.3%
Ameritech                                            118.2%
AT&T                                                  98.5%
Bell South Corporation                                88.6%
Lucent Technologies                                   63.8%
U.S. West Communications                              40.5%
Airtouch Communications                               39.4%
U.S. West Media Group                                 39.4%
NCR Corporation                                       6.2%


MONTHLY INCOME DISTRIBUTIONS

The Fund pays monthly income, even though the Securities generally pay dividends quarterly. Monthly distributions of dividends are payable on the 1st day of the month to holders of record on the 15th day of the preceding month.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio with no sales charge. Reinvesting helps to compound your income for a greater total return.

TAXES

In the opinion of counsel, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio, regardless of whether you reinvest your dividends in the Portfolio.

MANDATORY TERMINATION DATE

The Portfolio will terminate by August 1, 2008. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of deposited Securities.

----------------------------------------------------------------
Defining Your Investment
----------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                                           $427.87

The Public Offering Price as of June 30, 1998, the evaluation date, is based on the aggregate value of the underlying securities ($63,206,758) plus a maximum sales charge of 2.50% of the value of the securities, plus cash, divided by the number of units outstanding (151,513). The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

----------------------------------------------------------------
Defining Your Risks
----------------------------------------------------------------
The Portfolio is considered to be 'concentrated' in stocks of telecommunications companies and is therefore dependent on revenues from those particular activities. (See Risk Factors in Part B.)
Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the telecommunications industry, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the value of equity securities issued by utilities, because of their higher yields, might be more adversely affected by a reduction in the dividends-received deduction than equity securities generally.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the Security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.
----------------------------------------------------------------
Defining Your Costs
----------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                                           As a %
                                                     of Secondary
                                                           Market
                                                           Public
                                                    Offering Price
                                                    -----------------
Maximum Sales Charge                                         2.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                    Amount per
                                                          Unit
                                                  ---------------
Trustee's Fee                                        $    0.06
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $    0.01
Other Operating Expenses                             $    0.21
                                                  ---------------
TOTAL                                                $    0.28


REDEEMING OR SELLING YOUR INVESTMENT

You may sell or redeem your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date, June 30, 1998, was $417.17 per unit ($10.70 per unit less than the Public Offering Price).
----------------------------------------------------------------
Taxes
----------------------------------------------------------------

The following discussion addresses only the tax consequences of Units held as capital assets and does not address the tax consequences of Units held by dealers, financial institutions or insurance companies.

In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

The Fund is not an association taxable as a corporation for federal income tax purposes, and income received by the Fund will be treated as income of the investors in the manner set forth below. Each investor will be considered the owner of a pro rata portion of each Security in the Fund under the grantor trust rules of Sections 671-679 of the Internal Revenue Code of 1986, as amended (the 'Code'). The total cost to an investor of his Units, including sales charges, is allocated among his pro rata portion of each Security, in proportion to the fair market values thereof on the date the investor purchases his Units, in order to determine his tax cost for his pro rata portion of each Security.

Each investor will be considered to have received all of the dividends paid on his pro rata portion of each Security when such dividends are received by the Fund, regardless of whether such dividends are automatically reinvested (see Reinvestment Plan).

If the Fund participates in any dividend reinvestment plan of the issuer of any of the Securities and therefore receives dividends in the form of additional shares of such issuer, each investor will be considered to have received a dividend equal to the value of the additional shares of such issuer received by the Fund with respect to the investor's pro rata portion of the Securities of such issuer in the Fund. An investor will have a tax basis in such additional shares equal to the value thereof. The sale by an investor who does not participate in the Fund's Reinvestment Plan (or by the Distribution Agent on his behalf) of such additional shares may give rise to a taxable gain or loss. The exchange by an investor (or by the Distribution Agent on his behalf) who participates in the Fund's Reinvestment Plan of such additional shares for additional Units will be tax free to the extent such additional shares are represented by the additional Units received; any shares sold to purchase other Securities in order to maintain the proportionate relationship of Securities represented by the Units may give rise to taxable gain or loss to the investor on whose behalf the transaction was made.

Amounts considered to have been received by a corporate investor from domestic corporations that constitute dividends for federal income tax purposes will generally qualify for the dividends-received deduction, which is currently 70%. Depending upon the particular corporate investor's circumstances, limitations on the availability of the dividends-received deduction may be applicable. Further, Congress from time to time considers proposals that would adversely affect the after-tax return to investors that can take advantage of the deduction. For example, the recently enacted Taxpayer Relief Act of 1997 requires that the holding period for the dividends-received deduction must begin before and include each ex-dividend date and exclude the purchase date and any days during which the investor's investment is hedged. Investors are urged to consult their own tax advisers in this regard.

An individual investor who itemizes deductions will be entitled to deduct his pro rata share of current Portfolio expenses only to the extent that this amount together with the investor's other miscellaneous deductions exceeds 2% of his adjusted gross income. The Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Fund expenses).

An investor will recognize capital gain or loss when the investor disposes of his Units (by sale or redemption) or when the Trustee disposes of the Securities from the Fund. An investor will not recognize gain or loss upon the distribution of a pro rata amount of each of the Securities by the Trustee to an investor (or to his agent) in redemption of Units or upon termination of the Fund, except to the extent of cash received in lieu of fractional shares. The redeeming investor's basis for such Securities will be equal to his basis for the same Securities (previously represented by his Units) prior to such redemption, and his holding period for such Securities will include the period during which he held his Units.

A capital gain or loss is long-term if the relevant asset is held for more than one year and short-term if held for one year or less. A noncorporate investor who has held his Units for more than one year may be entitled to a 20% maximum federal tax rate for capital gains derived from the Fund. Investors should consult their tax advisers in this regard.

Under the income tax laws of the State and City of New York, the Fund is not an association taxable as a corporation and the income of the Fund will be treated as the income of the investors in the same manner as for federal income tax purposes.

The foregoing discussion relates only to the federal and certain aspects of New York State and City income taxes. Investors that are not U.S. citizens or Residents ('Foreign Investors') should be aware that dividend distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate. Investors may be subject to taxation in New York or in other jurisdictions (including a Foreign Investor's country of residence) and should consult their own tax advisors in this regard.

                                   *  *  *  *

The Trustee will furnish to each investor an annual statement containing information relating to the dividends received by the Fund on the Securities, the cash proceeds received by the Fund from the disposition of any Security (resulting from redemption or the sale by the Fund of any Security), and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

 DEFINED ASSET FUNDS - THE EQUITY INCOME FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 REPORT OF INDEPENDENT ACCOUNTANTS

 The Sponsors, Trustee and Holders of
   Defined Asset Funds - Equity Income Fund,
   Second Exchange Series - AT&T Shares:

 We have audited the accompanying statement of condition of Defined Asset Funds - The Equity Income Fund, Second Exchange Series - AT&T Shares as of June 30, 1998 and the related statements of operations and of changes in net assets for the years ended June 30, 1998, 1997 and 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30, 1998, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined
 Asset Funds - The Equity Income Fund, Second Exchange Series - AT&T Shares, at June 30, 1998 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


 DELOITTE & TOUCHE LLP

 New York, N.Y.
 September 14, 1998

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 STATEMENT OF CONDITION
 AS OF JUNE 30, 1998











 TRUST PROPERTY:
   Investment in marketable securities - at value
     (cost $17,535,250) (Notes 1 and 2)............                $63,206,758
   Dividends receivable............................                    103,316
   Cash............................................                     14,848
   Receivable from securities sold.................                    206,608
                                                                   ____________

             Total trust property..................                 63,531,530

 Less Liabilities:
   Distributuion payable...........................  $   107,017
   Redemption payable..............................      207,675
   Accrued expenses................................          666       315,358
                                                    ____________   ____________

 NET ASSETS, REPRESENTED BY:
   151,513 units of fractional undivided
     interest outstanding (Note 6).................   63,209,456
   Undistributed net investment income.............        6,716
                                                    ____________
                                                                   $63,216,172
                                                                 ==============

 UNIT VALUE ($63,216,172/151,513 units)............                    $417.23
                                                                 ==============





                  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 STATEMENTS OF OPERATIONS

                                                    ............Years Ended June 30,..........
                                                          1998          1997          1996
 INVESTMENT INCOME:
   Dividend income.................................  $ 1,317,253    $1,291,827    $1,255,688
   Trustee's fees and expenses.....................      (41,410)      (36,123)      (23,726)
   Sponsors' fees .................................       (1,578)       (1,894)         (820)
                                                    __________________________________________

   Net investment income...........................    1,274,265     1,253,810     1,231,142
                                                    __________________________________________












   REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENT:
       Realized gain on securities sold
           or redeemed.............................      332,829       623,593
       Unrealized appreciation
       of investments..............................   20,314,553     4,010,191     5,955,443
                                                    __________________________________________

   Net realized and unrealzed gain on
       investments.   .............................   20,647,382     4,633,784     5,955,443
                                                    __________________________________________

   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS...............................  $21,921,647    $5,887,594    $7,186,585
                                                    ==========================================



                  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 STATEMENTS OF CHANGES IN NET ASSETS

                                                    ............Years Ended June 30,..........
                                                          1998          1997          1996
 OPERATIONS:
   Net investment income...........................  $ 1,274,265   $ 1,253,810   $ 1,231,142
   Realized gain on securities sold
       or redeemed.................................      332,829       623,593
   Unrealized appreciation o investments...........   20,314,553     4,010,191     5,955,443
                                                    __________________________________________

   Net increase in net assets resulting
      from operations..............................   21,921,647     5,887,594     7,186,585
                                                    __________________________________________

  INCOME DISTRIBUTIONS TO HOLDERS (Note 3).........   (1,270,679)   (1,253,189)   (1,357,026)
                                                    __________________________________________

 CAPITAL SHARE TRANSACTIONS:
   Issuances of 774, 1,665, and 6,733 additional
      units, respectively (Note 4).................      253,918       401,814     1,673,494
   Redemptions of 1,395, 4,166, and 25 units,











      respectively (Note 5)........................     (484,391)   (1,037,745)       (5,969)
                                                    __________________________________________

  Net capital share transactions...................     (230,473)     (635,931)    1,667,525

                                                    __________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS.............   20,420,495     3,998,474     7,497,084

 NET ASSETS AT BEGINNING OF YEAR...................   42,795,677    38,797,203    31,300,119
                                                    __________________________________________

 NET ASSETS AT END OF YEAR.........................  $63,216,172   $42,795,677   $38,797,203
                                                    ==========================================

 PER UNIT:
   Income distributions during year................        $8.36         $8.14         $8.29
                                                    ==========================================
   Net asset value at end of year..................      $417.23       $281.30       $250.90
                                                    ==========================================

 TRUST UNITS OUTSTANDING AT END OF YEAR............      151,513       152,134       154,635
                                                    ==========================================




                  See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INCOME FUND,
 SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS

  1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. A summary of the significant accounting policies, which are in conformity with generally accepted accounting principles, followed by the Fund in the preparation of its financial statements since
     December 7, 1983, it's initial date of deposit, is as follows:

     (a) Securities are stated at market value based on the last sales prices reported at the close of business on the New York Stock Exchange. The aggregate cost of securities represents the market value of the securities on the dates they were acquired by the Fund; the appropriate portion of such aggregate cost was allocated among the portfolio holdings in shares of AT&T and seven regional holding companies following their divestiture by AT&T in accordance with its Plan of Reorganization. Realized gains or losses on sales of securities are determined using the first-in first-out cost basis. See "Redemption - Computation of redemption Price Unit" in this Prospectus, Part B.

     (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

     (c) Dividend income has been recognized on the ex-dividend date.


  2. PORTFOLIO - JUNE 30, 1998

                                                      Number
                    Shares
                                                      Common                    Market
                 Name of Issuer                       Stock          Cost       Value
                ________________                     ________       _______    _________
     Airtouch Communications                           59,696   $   716,647  $ 3,488,485
     AT&T                                             149,239     2,974,945    8,525,278
     Ameritech (1)                                    179,088     2,037,049    8,036,574
     Bell Atlantic Corporation (1) (2)                211,083     3,606,865    9,630,662
     BellSouth Corporation                            134,315     2,467,861    9,015,894
     Lucent Technologies (1)                           96,708     1,216,231    8,044,897
     NCR Corp.                                          9,328       148,461      303,160
     SBC Communications (1)                           266,416     2,866,344   10,656,640
     U.S. West Inc (formerly U.S. West
     Communications) (3)                               61,325       924,744    2,882,275
     Mediaone Group (formerly U.S. West Media Group)   59,696       576,103    2,622,893
                                                                 __________   __________

     Total                                                      $17,535,250  $63,206,758

                                                                ===========  ===========

(1) Stock Split 2 for 1
(2) Merged with NYNEX
(3) Spinoff from U.S West Media Group.

DEFINED ASSET FUNDS - EQUITY INCOME FUND,
SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS












  3. DISTRIBUTIONS

     Any monthly distributions to Holders, who have not elected to participate in the Fund's Reinvestment Plan, are made on or about the first day of each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distibuted as explained in "Administrations of the Fund - Accounts and Distributions" in this Prospectus, Part B. The income distribution payable at June 30, 1998 was at the rate of $0.704 per unit.

  4. REINVESTMENT PROGRAM

     Holders may reinvest any distibutions in the Fund by executing an appropriate notice of election to participate in the Fund's Reinvestment Plan. The Sponsors (Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter, Prudential Securities Inc. and Smith Barney
     Inc.) may, in their sole discretion, cancel the Fund's Reinvestment Plan at any time. Subsequent to March 31, 1984, Holders of The Equity Income Fund, First Exchange Series - AT&T Shares could, by executing an appropriate notice of election, reinvest any of their distributions from that Fund into this Fund.

  5. REDEMPTIONS

     Holders may request redemptions of units by presentation thereof to the Trustee, The Bank of New York. The Trustee has the option of redeeming units in kind or in cash. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

  6. NET CAPITAL

     Cost, including reinvested distributions, of 151,513 units at Dates of Deposit............................................................  $17,852,510
     Less sales charge.......................................................      803,032
                                                                              ____________
     Net amount applicable to Holders........................................   17,049,478
     Redemptions of units - net cost of 7,081 units redeemed less redemption
       amounts...............................................................   (1,004,117)
     Realized gain on securities sold or redeemed............................    1,492,587
     Unrealized appreciation of investments..................................   45,671,508
                                                                              ____________

     Net capital applicable to Holders.......................................  $63,209,456
                                                                              ============


DEFINED ASSET FUNDS - EQUITY INCOME FUND,
SECOND EXCHANGE SERIES - AT&T SHARES

 NOTES TO FINANCIAL STATEMENTS

  7. INCOME TAXES

     All Fund items of income received, expenses paid, and realized gains and losses on securities sold are attributable to the Holder's on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At June 30, 1998, the cost of investment securities for Federal income tax purposes was approximately equivalent to the cost as shown in the Fund's portfolio.

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                      SECOND EXCHANGE SERIES--AT&T SHARES
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Second Series--AT&T Shares and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New York).
/ / I want to invest all distributions of income and principal (including capital gains) in additional Units of the Fund.
Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

12345678

BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, N.Y.                      NECESSARY
                                                                IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                IN THE
          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          SECOND EXCHANGE SERIES--AT&T SHARES
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, N.Y. 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
                            (Fold along this line.)

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                              EQUITY INVESTOR FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.
                                     INDEX

                                                   PAGE
                                              ---------
FUND DESCRIPTION............................          1
RISK FACTORS................................          2
HOW TO BUY UNITS............................         12
HOW TO REDEEM OR SELL UNITS.................         13
INCOME, DISTRIBUTIONS AND REINVESTMENT......         14
FUND EXPENSES...............................         15
TAXES.......................................         16
RECORDS AND REPORTS.........................         18
TRUST INDENTURE.............................         18
MISCELLANEOUS...............................         19
EXCHANGE OPTION.............................         21
SUPPLEMENTAL INFORMATION....................         21

FUND DESCRIPTION
PORTFOLIO SELECTION
     Professional securities buyers and research analysts for Defined Asset Funds, with access to extensive research, participated in the selection of the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Portfolio are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer.
While it is unlikely that the declaration or payment of dividends on any stocks would be discontinued, no assurances can be given in this regard because dividends are subject to the availability of earnings, which are, in turn, subject to numerous events which are often beyond the issuer's control regardless of the size of the company.
     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances. PORTFOLIO SUPERVISION
     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities may be sold
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in case of certain adverse developments concerning a Security, including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income. Securities can also be sold to meet redemption of
Units. In Funds organized as regulated investment companies, Securities may be sold in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code, and the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.
RISK FACTORS
     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.
     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.
CONSUMER PRODUCTS COMPANIES
     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.
HEALTH CARE
     Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures and competition. As a result, they may not be able to raise prices for their products or services, or may experience price declines. They are required to spend vast amounts of capital to keep pace with technological innovation. These constraints affect the various health care sectors in the Portfolio in specific ways. Strategic alliances are being formed by pharmaceutical companies, biotechnology companies, medical technology companies, HMOs and hospitals as well as other health care companies to reduce costs and benefit from economies of scale. The inability to form these alliances on favorable terms or to compete with other alliances could adversely affect a company's profits and the price of its securities.
     Many problems faced by pharmaceutical companies, biotechnology companies and medical technology companies typify those faced by the health care industry in general. These companies are regulated by the federal Food and Drug Administration (the 'FDA'). The FDA regulates the development, manufacture and marketing of all drugs and medical products. Before a product can be sold it must receive FDA approval, a long and very costly process. The cost of marketing a drug is increasing while at the same time it is becoming increasingly difficult to recoup that cost. Future trends in drug pricing remain unclear.
HMOs and other third-party payors are gaining power and demanding larger discounts. Pharmaceutical companies must devote large amounts of risk capital to research and development in order to develop new and unique drugs with patent protection from
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generic substitutes and other competitors. Pharmaceutical companies, biotechnology companies and medical technology companies also face the risk of large product liability suits and consequently expensive liability insurance. Moreover, several pharmaceutical companies are currently involved in litigation in connection with alleged price fixing. Finally, technological change is becoming increasingly rapid and products tend to become obsolete more quickly than before.
     Medical Technology Companies. Medical technology companies face the risk that hospitals will reduce spending on supplies and devices to maximize profits. (See Health Care Reform below.) Medical technology companies must invest significant capital in research and development to remain competitive. Hospitals are also increasingly demanding discounts and that pressure may continue to grow as hospitals consolidate.
     Hospital Management Companies. Hospital management companies are subject to extensive regulation on federal, state and local levels. Many states require hospital management companies to submit their financial statements for review and some even regulate the rates they charge. When treatment costs are reimbursed by third parties such as Medicare or Medicaid, hospitals have to work within the discipline of the prospective payment system and also face more specific cost-containment measures. Many hospital management companies have recently consolidated. The success of the consolidated companies is dependant upon the ability to successfully integrate management and policy to take advantage of economies of scale. The effort to reduce costs has resulted in a movement away from more expensive inpatient treatment to treatment on an out-patient basis or in specialized facilities. The increase in managed care facilities has significantly decreased the demand for traditional hospital care. This has reduced bed-occupancy rates in the large general hospitals and affected revenues adversely.
     Hospitals may be adversely affected by competitive pressure to consolidate. There can be no assurance that hospitals will be able to make profitable acquisitions. Hospitals may be subject to federal, state or insurer inquiries or investigations, which may lead to sanctions. Hospitals also face the risk of large liability suits and must carry expensive liability insurance and maintain loss reserves, which may not be sufficient to cover claims. To the extent hospital management companies are adversely impacted by any of the foregoing, services companies and medical technology companies would also be affected adversely.
     Biotechnology Companies. The biotechnology industry in general is an emerging growth industry. Biotechnology companies are regulated by the FDA to the same extent as traditional pharmaceutical companies. As emerging growth companies, they may be thinly capitalized and more susceptible to general market fluctuations than companies with greater capitalization. Earnings are generally retained to finance the company's expansion and thus no dividends may be paid and additional capital may be required to market new products on a commercial basis. Biotechnology companies may also be dependent for their revenues upon only a few products and upon larger pharmaceutical companies (who may be their competitors) to produce and market their products. This dependence upon a limited range of products increases the problems that would be caused by product obsolescence, a risk that is greater in a rapidly developing area like biotechnology.
     Managed Care. HMOs are subject to federal and state regulation which adds to the cost of health care coverage. Specifically, states are beginning to raise concern about how HMOs try to control pharmaceutical costs. Most states require HMOs to provide periodic financial reports and some even require HMOs to maintain minimum reserve requirements. Several states have recently rejected proposed legislation that would allow consumers to sue managed-care plans for not providing the proper degree of care or for bad medical decisions made by the plan's employees. Similar legislation is still pending in six states. HMOs are paid a fixed membership fee. Some HMOs are turning to 'capitation,' where they contract to provide services for a certain population for a set price, regardless of whether or not the service is provided. Depending on the negotiated provisions of the contract, costs in excess of set fees may be borne either by the HMO or the health care provider or shared by both. HMOs run the risk that inflation, epidemics, lack of financial controls among professional staff and the need to acquire new technology will increase treatment costs and erode profits.
     Physician practice management companies have been consolidating to improve their competitive position. The combinations have often not been as successful as projected.
     Nursing Homes. Nursing homes face federal, state and local governmental regulation. Failure to comply with applicable laws and regulations could result, in extreme circumstances, in the revocation of facility's license. Regulatory changes such as the recent change in the Medicare reimbursement system may have an adverse impact. Staes may also reduce Medicaid reimbursement for long-term care. Competition is also increasing from
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companies providing rehabilitation therapy, home care services, respiratory treatment and clinical labs. Nursing homes often expand through acquisitions. There is no assurance that suitable acquisitions can be identified or completed in the future. Even if successfully completed, acquisitions may entail unanticipated business risks or legal liabilities.
     Information Technology. - These companies must deal with compliance with the year 2000. They are also subject to very competitive pricing and rapidly changing technology.
     Health Care Reform. A number of legislative proposals concerning health care have been introduced in the U.S. Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentive for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. It is not possible to predict the effect of any of these proposals if enacted.
THE FINANCIAL INDUSTRY
     Financial institutions may be subject to extensive governmental regulation which may limit both the amount and types of loans and other financial commitments they can make as well as the interest rates and other fees they can charge. The following sectors may be represented in the Portfolio:
     Banking. The profitability of a bank is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation. The activities of U.S. banks and bank holding companies are subject to comprehensive federal and state regulation which is expected to continue to change over the life of the Portfolio. Federal regulators may impose restrictions on dividend payment policies, and transactions between banks and their parent holding companies, as well as establish requirements for the level of the allowance for loan losses. In addition, federal regulators require banks and thrifts to maintain minimum capital requirements; to the extent additional equity is issued to meet the requirements, outstanding equity holdings will be diluted. Recent changes in federal and state regulations which will permit greater consolidation and branching within the industry may lead to increased competition among larger bank complexes. Legislation is currently being considered which would reduce the separation between commerical and investment banking businesses. The enactment of any new legislation or regulations, or any change in interpretation or enforcement of existing laws or regulations, may affect the profitablity of participants in the banking industry.
     The banking industry is particularly susceptible to downturns in economic conditions and volatility in political conditions as well as fiscal or monetary policies of governmental units. Banking operations depend heavily on the availability and cost of capital, and are highly sensitive to interest rate levels.
     Banks are subject to substantial competition from other banking and thrift institutions and from other financial service institutions for deposits, as well as corporate and retail customers. To the extent a bank's portfolio is concentrated in assets related to a particular industry or geographic region, the bank's operating results will be subject to additional risks associated with that industry or region. Loan portfolios of banks have been adversely affected by depressed conditions in certain markets, including real estate, agriculture and energy. Profitability, therefore, is subject to significant fluctuation. Banks are also exposed to the risks of a deflationary economy, which may diminish the value of a bank's direct investments and contribute to loan defaults if the value of secured property or other collateral for loans declines.
     Thrifts. The savings and loan or thrift industry is generally subject to similar risks as the banking industry, including, interest rate changes, credit risks and regulatory risks. Such risks may have different effects on the thrift industry because of differences in the general composition of their loan portfolios. The loan portfolios of thrifts, therefore, may be less diversified than bank portfolios and have a greater concentration in real estate, consumer and small business loans. The loan portfolios of thrifts may also be concentrated in the geographic area in which they are located. Local market conditions, particularly if the economic base of the area depends on a depressed industry, may have adverse effects on the financial condition of thrifts. The enactment of any new legislation or regulations, or any change in interpretation or enforcement of existing laws or regulations, may affect the profitability of participants in the thrift industry. No assurance can be given as to what form any legislation or
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regulation would take, if enacted, or what effects any new legislation or regulation would have on the thrift industry.
     Insurance. Insurance companies are subject to extensive regulation and supervision by state insurance commissioners who regulate the standards of solvency, the nature of and limitations on investments, reports of financial condition, and reserve requirements for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business. Insurance companies are also affected by state and federal judicial and regulatory decisions that redefine risk exposure in areas such as products liability, workers' compensation and disability benefits. Developments in these areas may reduce short-term profitability of certain lines of insurance, but long-term effects may be minimized through revision of coverage and policy terms. Insurance companies' profitability depends largely on actuarial assumptions based on past experience and on the investment returns on reserve and surplus funds. The occurrence of certain significant and unforeseen events may therefore have an adverse effect on the financial condition of insurance companies. Certain types of insurance, such as property and casualty insurance, may be impacted by natural catastrophes or environmental and asbestos claims under decades-old policies or similar events. In addition, insurance companies are affected by real estate and equity market returns, interest rate levels, economic conditions and price and marketing competition. Deregulation of the financial services industry may result in greater diversification of products offered by financial services companies amd expose insurance companies to increased competition.
     Financial Services. The financial services industry includes credit card issuers, asset management companies and companies that provide private mortgage insurance, home equity loans, point-of-sale loans for various durable goods and other consumer and commercial loans. Companies in the credit card and certain other businesses are subject to the demands of a competitive market, including increased use of solicitations, target marketing and pricing competition.
Because of increased competition, some credit card issuers have pursued customers with lower credit quality and have experienced rising delinquency rates. Profitability for credit card issuers is largely dependent on the ability to generate new receivables as well as on their continued ability to fund themselves by asset securitization, the level of delinquencies and losses and pricing power. Social, legal and economic factors, including inflation, unemployment levels and interest rates, may result in changes in market demand, credit use and payment patterns of customers. No assurance can be given as to what effect these factors may have on the credit card industry. Asset management companies also operate in a competitive environment and their profitability is dependent upon the performance of their funds relative to that of competing firms and to conditions in the equity and fixed income markets in general. Companies in other areas of the financial services industry are dependent on federal housing legislation and other laws and regulations that affect the demand for home equity loans and mortgage insurance. These companies are also subject to insurance laws and regulations in the jurisdictions where they do business. Future changes in laws or regulations relating to this industry may adversely affect market demand, restrict premium rates or otherwise impair transactions in this industry. Companies in this industry are exposed to credit risk and may be adversely affected by economic events such as national or regional economic recession, falling housing prices, rising unemployment rates and changes in interest rates.
MANUFACTURING COMPANIES
     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies (i.e., the demand for both durable and non-durable goods, level of capital spending, export demand, level of competition and technological developments). Historically, financial expenditures on capital improvements by the U.S. government and many state, local and foreign governments have been extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Environmental and safety issues increasingly affect the manufacturing industry. Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability
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insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base.
REAL ESTATE INVESTMENT TRUSTS (REITS)
     Real estate is a traditional investment. REITs are financial vehicles that have as their objective the pooling of capital from a number of investors in order to participate directly in real estate ownership or financing and offer a convenient and cost effective way to diversify your portfolio with real estate investments. They generally have interests in income-producing real estate. Equity REITs emphasize direct property investment, holding their invested assets primarily in the ownership of real estate or other equity interests. The objective of an equity REIT is to purchase income-producing real estate properties in order to generate high levels of cash flow from rental income and a gradual asset appreciation, and they typically invest in properties such as office, retail, industrial, hotel and apartment buildings and health care facilities. The majority of the REITs in the Portfolio are not highly leveraged and generate most of their income from rents on established properties. Their properties are geographically diversified around the country. While past experience is no guarantee of the future, REITs historically have distributed high levels of income through various economic and market cycles. REITs have grown significantly in recent years and have been a stablizing force in the U.S. real estate market.
     Many factors can have an adverse impact on the performance of a particular REIT, its cash available for distribution, the credit quality of a particular REIT or the real estate industry generally. Risks associated with the direct ownership of real estate include, among other factors, general and local economic conditions, decline in real estate values, the financial health of tenants, overbuilding and increased competition for tenants, oversupply of properties for sale, changing demographics, changes in interest rates, changes in government regulations, faulty construction, changes in neighborhood values, and the unavailability of construction financing or mortgage loans at rates acceptable to developers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and REITs in particular. Investors should also be aware that REITs may not be diversified and are subject to the risks of financing projects. REITs are also subject to defaults by borrowers, self-liquidation and the market's perception of the REIT industry generally.
     Certain REITs may be structured as UPREITs. This form of REIT owns an interest in a partnership that owns real estate, which can result in a potential conflict of interest between shareholders who may want to sell an asset and partnership interest holders who would be subject to tax liability if the REIT sells the property. In some cases, REITS have entered into 'no sell' agreements, which are designed to avoid a taxable event to the holders of partnership units by preventing the REIT from selling the property. This kind of arrangement could mean that the REIT would refuse a lucrative offer for an asset or be forced to hold on to a poor asset. Since 'no sell' agreements are often undisclosed, it is often unknown whether specific REITS have entered into this kind of arrangement.
     REIT Taxation. Each of the REITs in which the Portfolio invests will generally state its intention to operate in such manner as to qualify for taxation as a 'real estate investment trust' under Sections 850-860 of the Internal Revenue Code of 1986, as amended, although no assurance can be given that each REIT will at all times so qualify. So long as an issuer qualifies as a REIT, it will, in general, be subject to Federal income tax only on income that is not distributed to stockholders. In order to qualify as a REIT for any taxable year, a REIT must, among other things, hold at least 75% of its assets in real estate, cash items and government securities; derive at least 75% of its gross income from rents, interest on mortgages, gain from disposition of real property that is not inventory, distributions from other REITs, and certain other types of real estate related income; and distribute to its stockholders an amount at least equal to 95% of its taxable income. Failure to qualify for taxation as a REIT in any taxable year will subject an issuer to tax on its taxable income at regular corporate rates. Unless entitled to relief under specific statutory provisions, the issuer would not qualify for taxation as a REIT for the next four taxable years after failing to qualify in any year. Each REIT may also be subject to state, local or other taxation in various state, local or other jurisdictions.
TECHNOLOGY COMPANIES
     A Portfolio may be concentrated in stocks of issuers that manufacture semiconductors, electronic components, software, integrated systems and other related products. These kinds of companies are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as
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compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies. These companies are also dependent to a substantial degree upon skilled professional and technical personnel and there is considerable competition for the services of qualified personnel in the industry.
THE TELECOMMUNICATIONS INDUSTRY
     Companies in this industry are engaged in providing local, long-distance, wireless, cable television and internet services, in the manufacture of telecommunications products and in a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications networks.
     General. Payment on common stocks of companies in the telecommunications industry, including local, long-distance, wireless, cable television and internet services, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.
     The Telecommunications Act of 1996. The Telecommunications Act of 1996; Communication Decency Act of 1996 (the 'Communications Act'), which became law on February 8, 1996, permits greater competition in the local and long distance telephone and equipment manufacturing markets. In addition, it changed the regulatory structure governing the Regional Bell Operating Companies ('RBOCs') from one based on rate of return to one based on price. The overall impact of the Communications Act is uncertain as full competition has not yet set in.
     Regional Bell Operating Companies. The Portfolio contains securities of the five RBOCs. These corporations were spun off from AT&T in 1984. The RBOCs are seeking to increase profits through the development and sale of new high-margined products, such as caller ID, voicemail, call return, call waiting and interactive multimedia, to their existing customer base. To the extent that the demand for such products is less than anticipated, the price of securities of RBOCs could be adversely affected. Many of the RBOCs are also aggressively looking to expand into overseas markets through both direct and indirect investment. The impact of this expansion on the price of securities of the RBOCs is uncertain.
     Wireless Telephone Companies. Wireless telephone companies provide wireless services including paging, dispatch, cellular and Personal Communication Systems ('PCS') services throughout the United States and abroad. Most of the RBOCs as well as long distance companies are seeking to increase their share of the wireless market in view of perceived future growth prospects. It is unclear what effect, if any, increased competition between wireless and traditional telephone services will ultimately have.
     Telecommunications Equipment Manufacturers. While the worldwide market for telecommunications equipment is expected to grow, the overall effect of factors such as competing technologies, increasing capital requirements, protectionist actions by foreign governments and demand for new technologies, is impossible to predict.
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     International Companies. These companies consist predominantly of former government owned telecommunications systems that have been privatized in stages. The Sponsors cannot predict whether such privatization will continue in the future or what, if any, effect this will have.
UTILITIES
     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The largest value risk to the electric utility industry over the next 10 years may be environmental compliance costs, as well as the effects of competition. The difference between recent environmental proposals from the Environmental Protection Agency and the modest effect of the 1990 Clean Air Act amendments is the extent of the compliance costs and the much higher risk of non-recovery in a competitive marketplace. Investors should focus on whether utility competitive transition plans include special environmental clauses or re-openers. Utilities with the greatest coal-fired generation will feel the greatest impact. With coal currently 55 percent of utility generation this could have a drastic impact on electricity prices and the economy.
     Looking ahead, coal generators which were thought to have been favorably positioned for a competitive market owing to low costs may be disadvantaged -- particularly if states do not view future environmental costs as stranded and include them in transition plans. Finally, the effect of new air pollution rules could be the most critical value risk to industry fundamentals, particularly for coal-fired generators, over the next 10 years.
     Another issue facing utilities is a fundamental structural change in the separation of generation from the transmission and distribution functions affecting the traditional vertically integrated electric utilities. This is part of a plan to increase competition in the utility industry from its historical monopoly interest. This action is being taken on a state-by-state basis with the most decisions being taken in states with high electric rates. Most generation is being ordered to be sold along with customer rate cuts in exchange for recouping of most of the utility's unrecovered generation costs that are no longer economically viable in a competitive environment (stranded costs). Risks facing the utilities are the extent of the rate reductions and ability to recover all the stranded costs before competition becomes effective.
FOREIGN ISSUERS
     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments, the possibility of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including changing investor perceptions, currency speculation by institutional investors, supply and demand for the respective currency, the impact of actual and proposed government policies, interest rate differentials between currencies and the balance of imports and exports of goods and services and transfers of income and capital from one country to another, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.
     The Trustee is required to conduct a Fund's foreign exchange transactions either on a spot (i.e., cash) or forward foreign exchange basis, whichever will synchronize the currency conversions as exactly as practicable with the settlement dates of the relevant foreign stock or with the dividend distribution dates of the Fund, as the case may be. Foreign currency exchange transactions are generally conducted on a principal basis and foreign exchange dealers realize a profit based upon the difference between the price at which they are willing to buy a particular currency (bid price) and the price at which they are willing to sell the currency (offer price). The cost to
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the Fund of engaging in these foreign currency transactions also varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Portfolio evaluations include the cost of buying or selling a forward foreign exchange contract in the relevant currency to correspond to the settlement period for purchases and redemptions of Units.
     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.
     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.
     United Kingdom Risk Factors
     Many British companies are subject to extensive government regulation which may have a materially adverse effect on the performance of their securities. The economy of the United Kingdom is focused upon the private services sector, which includes the wholesale and retail sector, banking, finance, insurance, and tourism. Services as a whole account for a majority of the United Kingdom's gross national product and make a significant contribution to the country's balance of payments. In addition, the United Kingdom, as a member of the
European Union (the 'EU'), formerly known as the European Community, is subject to the effects of the recent rapid political and social change throughout Europe although the extent and nature of future economic development in the United Kingdom and Europe and the impact of such development upon the value of the securities in the United Kingdom Portfolio is impossible to predict.
     European Risk Factors
     The economies of individual European countries may differ favorably or unfavorably from the U.S. economy in gross national product, growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     For a number of years, certain European countries have been seeking economic and political unification which would reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries and reduce or eliminate currency fluctuations among these European countries. The Maastricht Treaty on economic and monetary union (EMU) attempts to provide a stable monetary framework. But until the EMU takes effect on January 1, 1999, the countries in the European community will face the need to reinforce monetary cooperation in order to reduce the risk of a recurrence of tensions between domestic and external policy objectives. No assurances can be given that the EMU can be successfully implemented or that these changes will result in higher market prices for the Securities in the Portfolio.
     The risks associated with investing in European Securities may be heightened in the case of investments in smaller or emerging European Securities markets because of risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in those markets.
     Japan Risk Factors
     There is currently uncertainty as to the future of Japan's political outlook (including the influence and effectiveness of Japan's bureaucracy) and the impact of these political factors on the Japanese economy and the stock market. Reports of official improprieties, resignations and political realignments have recently been followed by significant economic reforms.
                                       9
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     The Japanese economy has experienced its worst recession since World War II in the 1990s. The economy emerged from this recession for a short time in 1996, only to weaken again in 1997. Further deceleration of economic growth is evident thus far in 1998. Consequently, the unemployment rate has been rising. Japan has also recently experienced a period of prolonged price deflation, weak real estate prices and a weak currency. The government budget deficits have been rising in part due to fiscal stimulus policies. Strains on the financial system in the form of non-performing loans of financial institutions and real estate companies have also been one of the major causes of Japan's economic weakness. Resolution of the bad debt problem may require disproportionate contributions by major banks. Structural problems of overregulation, excessive government intervention and under-consumption, coupled with the current government's relative inexperience in applying fiscal direction, could undercut Japan's economic recovery. Japanese exports could be adversely affected by pressure from trading partners--particularly the U.S.--to improve trade imbalances. The Japanese Ministry of Health and Welfare may remove drugs from the market which would adversely affect sales.
     Japan's economy is vulnerable to the current instability of its trading partners in South East Asia.
THE S&P 500 INDEX AND THE S&P MIDCAP INDEX
     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 70% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $17.253 billion.
     The S&P MidCap Index is composed of 400 selected common stocks; at present, 303 are listed on the New York Stock Exchange, 7 are listed on the American
Stock Exchange and 90 are quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of March 31, 1998, industrial stocks accounted for approximately 77.3% of S&P MidCap Index market capitalization, utilities approximately 10.7%, financial stocks approximately 9.0% and transportation stocks approximately 3.0%. The capitalizations of individual companies ranged from about $20 million to over $14.3 billion; the mean market capitalization of the companies in the S&P MidCap Index was approximately $2.5 billion.
     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.
     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.
     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
EQUITY PARTICIPATION SERIES LOW FIVE PORTFOLIO
     The Portfolio consists of call options on a basket of the five lowest dollar price per share common stocks of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average and U.S. Treasury zero
                                       10
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coupon bonds. The Low Five Stocks underlying the call options will adjust annually each August, 1998-2002 to continue to reflect the Low Five Strategy.
     An investment in the Portfolio entails certain risks, including the risk that the value of your investment will decline if the value of the call options decrease due to the impaired financial condition of the issuers of the call options or the Low Five Stocks or a decline in the general condition of the stock market. The obligations of the issuers of the call options are not collateralized or otherwise secured. However, if any rating of an issuer's (or guarantor's) long-term debt or financial strength and claims-paying ability is reduced to below the investment grade, collateral will be required for that issuer's (or guarantor's) obligation to the Trust.
     The trading prices of the call options will be directly affected by the trading prices of and dividends on the Low Five Stocks as well as by the time to maturity of the call options, the market volatility and the level of interest rates generally. The market for the call options is likely to influence and be influenced by the market for Low Five Stocks. For example, the market for the
Low Five Stocks could be depressed by investors' anticipation of the potential distribution into the market of substantial amounts of Low Five Stocks on the termination date and by hedging or arbitrage activity that may develop involving the call options and the Low Five Stocks. The Sponsors believe that there should be a readily available market among institutional investors for the call options in the event it is necessary to sell the options to meet redemptions of units.
     The Trust seeks to provide protection against a loss of capital by investing in the zero coupon bonds. The zero coupon bonds pay no income until maturity. The sale of units before the zero coupon bonds' maturity at a time when interest rate have increased would involve greater market risk than investment in a fund holding comparable debt obligations which pay interest currently. While the Trust is designed to return to investors $1,000 per unit at its termination, if you redeem or sell your units prior to termination of the Trust, you may receive less.
LIQUIDITY
     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.
LITIGATION AND LEGISLATION
     At any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.
LIFE OF THE FUND; FUND TERMINATION
     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.
                                       11
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     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.
HOW TO BUY UNITS
     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.
PUBLIC OFFERING PRICE
     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.
     Unless otherwise indicated under Secondary Market Sales Charge Schedule in Appendix A, employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per Unit or per 1,000 Units, as the case may be.
     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.
     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.
EVALUATIONS
     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.
     Equity Participation Series Low Five Portfolio. Evaluations are determined by an independent Evaluator on each Business Day. This excludes Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King Jr., Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and the following federal holidays: Columbus Day and Veterans Day. The Public Offering Price (and the Sponsors Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Securities. Neither the Sponsors, the Trustee nor the Evaluator guarantee the enforceability, marketability or price of any Securities or will be liable for errors in the Evaluator's judgment. The value of the call options, which have no readily ascertainable market value, will be determined in good faith. The fees of the Evaluator will be borne by the Trust.
CERTIFICATES
     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.
HOW TO REDEEM OR SELL UNITS
     You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.
REDEEMING UNITS
     You can always redeem your Units for net asset value. This can be done by contacting your broker, dealer or financial institution that holds your Units in street name. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.
     Within seven days after the receipt of your request (and any necessary documents), a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Portfolio assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Portfolio expenses and any remaining Deferred Sales Charges, unreimbursed
Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Portfolio liabilities; and dividing the result by the number of outstanding Units. After the initial offering period, net asset value will be reduced to reflect the cost to the Portfolio of liquidating Securities to pay the redemption price.
     As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.
     If cash is not available in the Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Portfolio. If Securities are being sold during a time when additional Units are being created by the purchase of additional
Securities, Securities will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the number of shares of each Security in the Portfolio.
     Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable or (iii) for any other period permitted by SEC order. SPONSORS' SECONDARY MARKET FOR UNITS
     The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.
     The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.
     REDEMPTION IN KIND--CONCEPT SERIES, BLUE CHIP STOCK SERIES, PREMIER WORLD PORTFOLIO, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. Generally, whole shares of each Security together with cash from the Capital Account equal to any fractional shares to which the investor would be entitled (less any Deferred Sales Charge payable) will be paid over to a distribution agent and either held for the account of the investor or disposed of in accordance with instructions of the investor. Any brokerage commissions on sales of Securities in connection with in-kind redemptions will be borne by the redeeming investors. The in-kind redemption option is subject to all applicable legal restrictions and may be terminated by the Sponsors at any time upon prior notice to investors.
INCOME, DISTRIBUTIONS AND REINVESTMENT
INCOME AND DISTRIBUTIONS
     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.
     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.
     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND BLUE CHIP STOCK SERIES, COHEN & STEERS REALTY MAJORS PORTFOLIO. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.
     ALL OTHER FUNDS. Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.
     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.
REINVESTMENT
     Unless otherwise indicated in Part A, distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.
FUND EXPENSES
     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The estimated expenses do not include any brokerage commissions payable by the Fund in buying and selling securities. The Trustee's fee shown in Part A of this Prospectus assumes that the Portfolio will reach a size estimated by the Sponsors and are based on a sliding fee scale that reduces the per 1,000 units Trustee's fee as the size of the Portfolio increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, termination expenses and any governmental charges. The Trustee has a lien on Portfolio assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.45 per Unit or per 1,000 Units, as the case may be, to reimburse them for the cost of providing Portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. While the fee may exceed the amount of these costs and expenses attributable to the Fund, the total of these fees from all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of those Series during any calendar year. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.
     Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.
     COHEN & STEERS REALTY MAJORS PORTFOLIO. The annual fee paid by the
Portfolio to the REIT Consultant, which includes a fee to cover the license by Coehn & Steers to the Sponsor of the use of the service mark. 'Cohen & Steers Realty MajorsSM,' and a fee for performing ongoing research on the REITs in the Portfolio and the REIT industry generally, shall be the amount set forth in Part A of the Prospectus, based on average net assets.
     S&P INDEX TRUSTS. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.
TAXES
TAXATION OF THE FUND--EXCEPT FOR COHEN & STEERS REALTY MAJORS PORTFOLIO, EQUITY PARTICPATION SERIES LOW FIVE PORTFOLIO AND SECOND EXCHANGE SERIES--AT&T SHARES AND ANY OTHER FUNDS STRUCTURED AS GRANTOR TRUSTS (SEE PROSPECTUS PART A).
     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to federal income tax or the excise tax, because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by investors during the calendar year.
DISTRIBUTIONS
     Distributions to investors of the Fund's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Fund's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Fund's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's net capital gains will be designated as capital gain dividends and that the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.
     Distributions that are taxable as ordinary income to investors will constitute dividends for federal income tax purposes. Certain corporate investors will be eligible for the 70% dividends-received deduction to the extent that the distributions are appropriately designated by the Fund and are attributable to eligible dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction. The 46-day holding period for the dividends-received deducton must begin before and include each ex-dividend date and excludes the purchase date and any days during which the investor's investment is hedged. Depending upon the particular corporate investor's circumstances, additional limitations on the availability of the dividends-received deduction may be applicable. Further, legislative and regulatory proposals arise from time to time that may adversely affect the after-tax returns to investors taking advantage of the deduction. Investors are urged to consult their own tax advisers in this regard.
     Distributions of the Fund's net capital gain that are designated as capital gain dividends by the Fund will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Fund were to terminate in less than one year, the Fund would not distribute any capital gain dividends. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a regulated investment company such as the Fund to designate its dividends, subject to certain limitations, as 20% or 28% rate gain distributions, which noncorporate investors would be entitled to treat as long-term capital gains subject to tax at the maximum rates of 20% or 28% respectively. The Trustee will provide additional information relating to these amounts to investors, who should consult their tax advisers regarding these matters.
     An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain non-corporate taxpayers, and noncorporate investors who have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Units. Any such capital gain or loss is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital loss is subject to limitations. Investors should consult their own tax advisers regarding these matters.
     The investor's basis in his Units will be equal to the cost of his Units, including the sales charge.
     Any dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes, which will generally be reduced, though not eliminated, by treaties between the United States and the relevant foreign country.
     The Fund will not be eligible for an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund, except as follows. If more than 50% of the value of the Fund's assets at the close of its taxable year consists of Securities in foreign corporations (see 'Portfolio' in Part A), the Fund will generally be eligible to make an election that will enable investors to credit or deduct foreign withholding taxes against their federal income tax liability. If eligible, the Fund currently intends to make this election, although there can be no assurance that the election will be made. If the election is made, investors' proportionate share of foreign taxes withheld will be includible as gross income, and investors who hold Units on the relevant record date for dividends on the underlying Securities held by the Fund should be entitled, subject to applicable limitations, to either a credit or a deduction for foreign taxes legally owed and designated by the Fund in a notice to investors. However, any taxes withheld in excess of the rate provided by a treaty between the United States and the relevant foreign country will not be creditable or deductible by the investor. There can be no assurance that the Fund will recover such excess withholding tax. Capital gain on a disposition of foreign stock (or a proportionate share of Units), if any, will generally be United States source income. Investors should consult their tax advisers regarding these matters.
     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually paid to the investor or are reinvested. The federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Fund intends to report to each investor, no later than January 31, the amount of distributions to that investor.
     The foregoing discussion summarizes only certain U.S. federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions by the Fund (other than capital gain dividends). Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.
RETIREMENT PLANS
     This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.
     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).
     Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution to an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by the year 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under
Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. Subject to certain income limitations, under a special type of IRA, contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.
     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.
RECORDS AND REPORTS
     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.
     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts including amounts distributed from them during the year, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding and stating the Redemption Price at year end, and the fees and expenses paid by the Fund, among other matters. Fund accounts are audited annually by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.
TRUST INDENTURE
     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.
     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.
     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.
     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.
     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.
MISCELLANEOUS
LEGAL OPINION
     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.
AUDITORS
     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.
TRUSTEE
     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.
SPONSORS
     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch & Co. Inc., Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group, Inc.; and Dean Witter Reynolds Inc., a principal operating subsidiary of Morgan Stanley Dean Witter & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.
CODE OF ETHICS
     The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions.
The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds. YEAR 2000 ISSUES
     Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the 'Year 2000 Problem'). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Agent for the Sponsors or Fund service providers do not properly address this problem prior to January 1, 2000. The Agent for the Sponsors has established a dedicated group to analyze these issues and to implement any systems modifications necessary to prepare for the Year 2000. Currently, we do not anticipate that the transition to the 21st century will have any material effect on the Fund. The Agent for the Sponsors has sought assurances from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Agent for the Sponsors will continue to monitor the situation. At this time, however, no assurance can be given that the Fund's other service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem.
PUBLIC DISTRIBUTION
     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc.. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.
UNDERWRITERS' AND SPONSORS' PROFITS
     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.
PERFORMANCE INFORMATION
     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.
     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's,
Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.
DEFINED ASSET FUNDS
     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer.
Your investment objectives may call for a combination of Defined Asset Funds.
     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.
EXCHANGE OPTION
     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax adviser. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).
     As the Sponsors are not obligated to maintain a market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.
SUPPLEMENTAL INFORMATION
     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

S&P 500 TRUST 2, S&P MIDCAP TRUST
Less than $25,000...................................................           2.25%            2.302%
$25,000-$49,999.....................................................           2.00             2.041
$50,000-$74,999.....................................................           1.75             1.781
$75,000-$99,999.....................................................           1.50             1.523
$100,000-$249,999...................................................           1.25             1.266
$250,000-$999,999...................................................           1.00             1.010
$1,000,000-$4,999,999...............................................           0.75             0.756
$5,000,000-$14,999,999..............................................           0.50             0.503
$5,000,000 or more..................................................           0.25             0.251

     The concession to dealers is 65% of the effective sales charge.
CONCEPT SERIES, BLUE CHIP STOCK SERIES 3 AND 4, PREMIER WORLD PORTFOLIO
     The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.


                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

For certain Concept Series, these reduced sales charges may not always be available (see Part A of the Prospectus).
COHEN & STEERS REALTY MAJORS PORTFOLIO
     The sales charge for Units is 3.50% of the Public Offering Price (3.627% of the net amount invested). Sales initially will be made to dealers at prices which represent as concession of 2.75% of the Public Offering Price. In addition, dealers and other selling agents who meet minimum sales volume thresholds may receive additional concessions. The Sponsor reserves the right to change the amount of the concession from time to time.
SECOND EXCHANGE SERIES--AT&T SHARES
The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.

EQUITY PARTICIPATION SERIES LOW FIVE PORTFOLIO
     The maximum sales charge is equal to 3.50% of the Public Offering Price or, for quantity purchases of units by an investor and the investor's spouse and minor children, or by a single trust estate or fiduciary account, made on a single day, the following percentages of the net amount invested:

                               APPLICABLE SALES CHARGE
                               (GROSS UNDERWRITING
                                        PROFIT)
                               AS % OF PUBLIC OFFERING
     NUMBER OF UNITS                      PRICE
-----------------------------  -----------------------
Less than 250................              3.50%
250 to749....................              3.00
750 to 999...................              2.75
1,000 or more................              2.50

     The dealer concession is 70% of the effective sales charge.
     Employees of certain of the Sponsors and their affiliates may purchase Units at a reduced price equal to 50% of the otherwise applicable sales charge.

                                                                     70108--8/98

                             Defined
                             Asset FundsSM


SPONSORS:                          EQUITY INVESTOR FUND
Merrill Lynch,                     SECOND EXCHANGE SERIES--
Pierce, Fenner & Smith IncorporatedAT&T SHARES
Defined Asset Funds                (A UNIT INVESTMENT TRUST)
P.O. Box 9051
Princeton, NJ 08543-9051           This Prospectus does not contain all of the
(609) 282-8500                     information with respect to the investment
Salomon Smith Barney Inc.          company set forth in its registration
Unit Trust Department              statement and exhibits relating thereto which
388 Greenwich Street--23rd Floor   have been filed with the Securities and
New York, NY 10013                 Exchange Commission, Washington, D.C. under
(212) 816-4000                     the Securities Act of 1933 and the Investment
Prudential Securities Incorporated Company Act of 1940, and to which reference
One New York Plaza                 is hereby made. Copies of filed material can
New York, NY 10292                 be obtained from the Public Reference Section
(212) 778-6164                     of the Commission, 450 Fifth Street, N.W.,
Dean Witter Reynolds Inc.          Washington, D.C. 20549 at prescribed rates.
Two World Trade Center--59th Floor The Commission also maintains a Web site that
New York, NY 10048                 contains information statements and other
(212) 392-2222                     information regarding registrants such as
TRUSTEE:                           Defined Asset Funds that file electronically
The Bank of New York               with the Commission at http://www.sec.gov.
Box 974--Wall Street Station       ------------------------------
New York, NY 10268-0974            No person is authorized to give any
1-800-221-7771                     information or to make any representations
                                   with respect to this investment company not contained in its registration statement and exhibits relating thereto; and any information or representation not contained therein must not be relied upon as having been authorized. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                                                      11820--9/98